SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

                         Date of Report: March 17, 1997

                                   NMC Corp.
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

     Delaware                    0-21179                   22-1558317
  ---------------            ---------------          ---------------------
  Jurisdiction of            Commission File          I.R.S. Employer
  Incorporation              Number                   Identification Number

            477 Madison Avenue, Suite 701, New York, New York 10022
            -------------------------------------------------------
                    (Address of principal executive offices)

                 Registrant's telephone number: (212) 207-4560
                                                --------------

Item 4. Acquisition or Disposition of Assets.
---------------------------------------------

On February 21, 1997, the Registrant sold Krystal Foundation Water Company Limited ("Krystal"), its 50% owned UK subsidiary, to Mathew Mitcheson, the owner of the balance of the equity interest in Krystal. The Registrant received $1,623,000 from Mr. Mitcheson after deduction of professional fees associated with the transaction. Krystal, which constituted the Registrant's only operating business, rents water dispensers and sells bottled mineral water, cups and ancillary items to businesses in the Greater London area.

                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            NMC CORP.

                                            By: /s/ MARVIN GREENFIELD
                                                ---------------------
                                                    Marvin Greenfield
                                                    President

Dated: March 17, 1997